                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 11, 2000


                            UNI-INVEST (U.S.A.), LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                           0-14510                        42-1241468
--------------------------------------------------------------------------------
(State or other                   (Commission                    (IRS Employer
 Jurisdiction of                  File Number)                   Identification
 Incorporation)                                                        No.)



44 South Bayles Avenue, Port Washington, New York                      11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code            (516) 767-6492


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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                            Uni-Invest (U.S.A.), Ltd.


Item 2.     Acquisition or Disposition of Assets

            1) Sale of the Fund's Interest in Germantown (Louisville, KY) Shopping Center:

            On May 11, 2000, Uni-Invest (U.S.A.) Partnership, L.P. (the "Operating Partnership"), pursuant to the operation of a "buy-sell" provision in the Agreement of Co-Tenancy by and between Life Investors Insurance Company of America ("Life Investors") and the Operating Partnership (as successor in interest to Cedar Income Fund 2, Ltd.) ("The Agreement"), sold its 50% interest in the Germantown Square Shopping Center, (Louisville, KY) ("Germantown") to Life Investors for $3 million. The Operating Partnership incurred expenses, including title charges (as required in the Agreement) and other costs in the aggregate amount of approximately $9,000 in connection with the transaction. The Operating Partnership initiated the "buy-sell" provision of the Agreement by written notice given to Life Investors on April 3, 2000. Life Investors notified the Operating Partnership by letter dated April 28, 2000 that it elected to buy the Operating Partnership's 50% interest.

            Net closing adjustments for real estate taxes and prepaid rent in the aggregate amount of $8,609.96 were charged against the Operating Partnership. In addition, the parties agreed that Life Investors would make, and the Operating Partnership would accept, the distributions attributable to April 2000 and May 2000 on or about the 20th of the month succeeding the month attributable to such distribution. The distribution attributable to April 2000 in the amount of $59,047.35 has been received. A distribution is expected in June 2000 representing the amount attributable to 10 days ownership in May 2000. The net sales amount received by the Operating Partnership was $2,982,640.79 exclusive of the April 2000 distribution. $3,000,000 was invested in qualifying money market instruments pending use of such amounts for the purchase of the three Pennsylvania shopping centers and related matters further described in the proxy materials and the 10-Q filed by Uni-Invest (U.S.A.), Ltd. (the "Company") on May 15, 2000.

            Cedar Bay Realty Advisors, Inc. ("CBRA") is entitled to receive a disposition fee from the Company in accordance with the terms of the investment advisory agreement between CBRA and the Company in an amount not to exceed 3%. In fact, CBRA has agreed with management of the Company to defer a portion of its fee and to accept a fee of 2.5%. After stipulated limiting conditions, such fee is calculated to be $22,500.

            The cost basis for Germantown on the books of the Operating Partnership and the Company as of the closing date was $2,889,496. Accordingly, the Company and Operating Partnership realized a gain on such sale of approximately $80,000. The Company and Operating Partnership expect that such amounts will not be distributed to shareholders as a capital gain distribution as a result of excess distributions, net operating loss carry-forwards and/or the intended use of such proceeds for reinvestment in qualifying real estate like-kind exchange property thus avoiding or deferring any potential current tax on such gain.

            2) New Credit Facility for the Operating Partnership:

            On May 10, 2000, the Company and Operating Partnership closed a credit-line facility extended by KeyBank National Association ("KeyBank") to the Operating Partnership and guaranteed by the Company in the amount of $10 million, of which approximately $1.516 million was drawn down at closing. Such amounts were used to repay a

                            Uni-Invest (U.S.A.), Ltd.

            then-existing first mortgage loan secured by Broadbent Business Center, Salt Lake City, Utah, held by Lutheran Brotherhood, in the amount of $1,358,789.39, including interest and prepayment penalties of approximately $50,548.35. In addition, the Operating Partnership incurred closing costs, consisting of legal fees for the borrower's counsel and for the lender's counsel, mortgagee's title insurance, mortgage recording taxes and related costs of approximately $156,854.19. The Company utilized the services of a mortgage broker to whom it is obligated to pay $50,000 for arranging the KeyBank facility, of which $25,000 has been paid.

            The credit-line facility is secured at this time by first mortgage liens and/or deeds of trust on the three office and office/warehouse properties owned by the Operating Partnership. Such properties are located in Jacksonville, Florida (Southpoint Parkway Center), Salt Lake City, Utah (Broadbent Business Center) and Bloomington, Illinois (Corporate Center East).

            The terms and conditions of the KeyBank loan agreement include but are not limited to: (i) 24 month maturity (i.e. May 9, 2002), (ii) maximum loan amount of $10,000,000.00, (iii) maximum availability equal to the lesser of (a) 65% of the aggregate appraised value of the mortgage properties and (b) $10,000,000.00, (iv) an interest rate payable, at borrower's, option which is a sliding scale over KeyBank's prime rate or a sliding scale over LIBOR (the spread/scale increasing as the ratio of loan to value increases), (v) debt service coverage of not less than 1.5 times Adjusted Consolidated EBITDA, (vi) payment by borrower to the bank of $20,000 per quarter, in advance, as Administrative Agent Fee, (vii)payment by borrower to the bank of a sliding scale Facility Fee based upon the amount of the unused loan amount and (viii) payment by borrower to KeyBank of a commitment fee equal to 1% of the amount of the loan facility, or $100,000, which amount was paid prior to the loan closing. The credit-line facility also contains a covenant wherein after the purchase of the three Pennsylvania shopping centers, dividends/distributions shall be limited to 75% of Funds From Operations less capital expenditures plus (i) amounts necessary to maintain the Company's real estate investment trust status and (ii) amounts necessary to avoid payment by the Company of federal, state and excise taxes. The full text of the Credit Agreement dated May 10, 2000 is filed herewith. All capitalized terms have the meaning provided in the Credit Agreement.

Item 7.     Financial Statements and Exhibits.

            Pro Forma Combined Balance Sheet as of March 31, 2000.

            Pro Forma Combined Statement of Operations for the three months ended March 31, 2000.

            Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1999.

            Notes to Pro Forma Financial Statements.

            Exhibits.

            Press release dated May 17, 2000 regarding sale of Germantown

            KeyBank National Association Credit Agreement dated May 10, 2000

                            Uni-Invest (U.S.A.), Ltd.


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNI-INVEST (U.S.A.), LTD.


                                        By: /s/ Leo S. Ullman
                                            ---------------------------------
                                                Leo S. Ullman
                                                President

  Dated:  May 26, 2000

                            Uni-Invest (U.S.A.), Ltd.
                   Pro Forma Condensed Combining Balance Sheet
                              As of March 31, 2000

The following unaudited pro forma condensed combining balance sheet is presented as if the Company had sold Germantown on March 31, 2000. This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2000. The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Germantown on March 31, 2000, nor does it purport to represent the future financial position of the Company.


                                                Uni-Invest
                                              (U.S.A.), Ltd.      Germantown           Pro Forma
                                              Historical (a)    Disposition (b)      March 31, 2000
                                               -----------        -----------         -----------
Description
Assets:
Real estate, net                               $13,916,183        $(2,883,483)        $11,032,700
Cash and cash equivalents                        2,205,630          3,010,551           5,216,181
Tenant receivables                                 101,248            (50,118)             51,130
Affiliate receivables                               29,311            (29,311)               --
Deferred rent receivable                            12,312             (2,156)             10,156
Prepaid expenses and other                          89,217             (3,046)             86,171
Deferred leasing and financing costs               223,655            (22,548)            201,107
Deferred legal                                      13,234               --                13,234
                                               -----------        -----------         -----------

Total Assets                                   $16,590,790        $    19,889         $16,610,679
                                               ===========        ===========         ===========

Liabilities and Stockholders' Equity

Mortgage notes payable                         $ 1,339,328        $      --           $ 1,339,328
Accrued expenses and other                         498,066            (42,695)            455,371
Affiliate payables                                   7,070             (7,070)               --
                                               -----------        -----------         -----------
Total Liabilities                                1,844,464            (49,765)          1,794,699
                                               -----------        -----------         -----------

Limited partner's interest in Operating
   Partnership                                   9,534,027             45,777           9,579,804
Stockholders Equity:
Common stock                                         9,421                -0-               9,421
Additional paid-in capital                       5,202,878             23,877           5,226,755
                                               -----------        -----------         -----------
Total Stockholders' Equity                       5,212,299             23,877           5,236,176
                                               -----------        -----------         -----------

Total Liabilities and
Stockholders' Equity                           $16,590,790        $    19,889         $16,610,679
                                               ===========        ===========         ===========




            See accompanying Notes to Pro Forma Financial Statements

                            Uni-Invest (U.S.A.), Ltd.
                   Pro Forma Combined Statement of Operations
                    For the three months ended March 31, 2000

The following unaudited pro forma condensed combining Statement of Operations is presented as if the company had disposed of Germantown Square as of January 1, 2000 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period. This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2000. The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Germantown Square as of January 2000, nor does it purport to represent the operations of the Company for future periods.


                                            Uni-Invest                                         Three months ended
                                          (U.S.A.), Ltd.        Germantown          Pro Forma     March 31, 200
                                          Historical (c)      Disposition (d)  March 31, 2000 (e)  (Pro Forma)
                                          --------------      ---------------  ------------------  -----------
Description
Revenues:
Base rent                                     $ 544,477         $ (88,425)       $                 $ 456,052
Tenant escalations                              111,415           (42,700)                            68,715
Other                                              --                --
Interest                                         40,548                              43,405           83,953

Total revenues                                  696,440          (131,125)           43,405          608,720
                                              ---------         ---------         ---------        ---------

Expenses:
Operating expenses
Property expenses                               196,735           (18,645)                           178,090
Real estate taxes                                65,930            (9,796)                            56,134
Administrative                                   80,390              (118)                            80,272
                                              ---------         ---------         ---------        ---------

Total operating expenses                        343,055           (28,559)             --            314,496
                                              ---------         ---------         ---------        ---------

Interest                                         31,507              --                               31,507

Depreciation and amortization                   114,829           (19,400)                            95,429
                                              ---------         ---------         ---------        ---------

Total expenses                                  489,391           (47,959)             --            441,432
                                              ---------         ---------         ---------        ---------

Net income before limited partner's
   interest in Operating Partnership            207,049           (83,166)           43,405          167,288
Limited partner's interest                     (143,474)           53,534           (28,361)        (118,301)
                                              ---------         ---------         ---------        ---------

Net income                                    $  63,575         $ (29,632)        $  15,044        $  48,987
                                              =========         =========         =========        =========

Basic and diluted net income per share        $    0.07         $    (.03)        $    0.01        $    0.05
                                              =========         =========         =========        =========






            See accompanying notes to Pro Forma Financial Statements

                            Uni-Invest (U.S.A.), Ltd.
                   Pro Forma Combined Statement of Operations
                  For the twelve months ended December 31, 1999


The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had disposed of Germantown as of January 1, 1999 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period. This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31. 1999. The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company disposed of Germantown as of January 1, 1999, nor does it purport to represent the operations of the Company for future periods.


                                             Uni-Invest
                                            (U.S.A.), Ltd.         Germantown            Pro Forma           1999
                                             Historical(f)       Disposition(g)        Adjustments(h)      Pro Forma
                                             -------------       --------------        --------------      ---------
Description
Revenues:
Base rent                                     $ 2,177,622         $  (370,166)        $      --          $ 1,807,456
Tenant escalations                                236,336             (29,052)                               207,284
Other                                              75,000                                                     75,000
Interest                                           26,329                                 151,961            178,290
                                              -----------         -----------         -----------        -----------

Total revenues                                  2,515,287            (399,218)            151,961          2,268,030
                                              -----------         -----------         -----------        -----------

Expenses:
Operating expenses
Property expenses                                 667,517             (72,614)                               594,903
Real estate taxes                                 258,597             (37,317)                               221,280
Administrative                                    588,797                (472)                               588,325
                                              -----------         -----------         -----------        -----------

Total operating expenses                        1,514,911            (110,403)               --            1,404,508
                                              -----------         -----------         -----------        -----------

Interest                                          127,700                --                                  127,700

Depreciation and amortization                     492,716             (77,135)                               415,581
                                              -----------         -----------         -----------        -----------

Total expenses                                  2,135,327            (187,538)               --            1,947,789
                                              -----------         -----------         -----------        -----------

Net income before limited partner's
   interest in Operating Partnership              379,960            (211,680)            151,961            320,241
Limited partner's interest                       (315,490)            156,670            (113,008)          (271,828)
                                              -----------         -----------         -----------        -----------

Net income                                    $    64,470         $   (55,010)        $    38,953        $    48,413
                                              ===========         ===========         ===========        ===========

Basic and diluted net income per share        $      0.11         $     (0.09)        $      0.06        $      0.08
                                              ===========         ===========         ===========        ===========



            See accompanying notes to Pro Forma Financial Statements

                            Uni-Invest (U.S.A.), Ltd.

                     Notes to Pro Forma Financial Statements


Pro Forma Condensed Combining Balance Sheet

a.  Reflects the Company's historical balance sheet as of March 31, 2000.
b.  Reflects the disposition of Germantown for $3 million cash.

Pro Forma Condensed Combining Statements of Operations for the three months ended March 31, 2000

c. Reflects the historical operations of the Company for the three months ended March 31, 2000.
d. Reflects the operations of Germantown for the three months ended March 31, 2000.
e. Reflects the interest income associated with the net cash received from the sale of Germantown.

Pro forma Condensed Combining Statements of Operations for the Year Ended December 31, 1999

f. Reflects the historical operations of the Company for the year ended December 31, 1999.
g.  Reflects the operations of Germantown for the year ended December 31, 1999.
h. Reflects the interest income associated with the net cash received from the sale of Germantown.